                                                                  EXHIBIT 10.1.2

                               SECOND AMENDMENT
                                      TO
                   CONTRIBUTION AND STOCK PURCHASE AGREEMENT

          This Second Amendment ("Second Amendment") to the Contribution and
                                  ----------------
Stock Purchase Agreement, dated November 23, 1999, as amended by the First Amendment to Contribution and Stock Purchase Agreement, dated March 20, 2000 ("Agreement"), is made and entered into this 29th day of March 2000, by, between
-----------
and among MADISON RIVER TELEPHONE COMPANY, LLC, a Delaware limited liability company ("MRTC"), COASTAL COMMUNICATIONS, LLC, a Delaware limited liability
          ----
company ("CCL"), COASTAL COMMUNICATIONS, INC., a Delaware corporation ("CCI")
          ---                                                           ---
(MRTC and CCI are collectively referred to as the "Buyers"); DANIEL M. BRYANT,
                                                   ------
G. ALLAN BRYANT and THE MICHAEL E. BRYANT LIFE TRUST (collectively the "Sellers") and COASTAL UTILITIES, INC. a Georgia corporation (the "Company").
 -------                                                           -------

          WHEREAS, the parties have entered into the Agreement, and

          WHEREAS, the parties wish to amend the Agreement to further define certain understandings and obligations of the parties.

          NOW, THEREFORE, in consideration of the promises and mutual covenants and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are acknowledged, Buyers, Sellers, and the Company hereby amend the Agreement as follows:

          1.  The Agreement is amended by inserting the following Section 6(f):

          "6(f)  Transfer of Life Insurance. At or promptly following the
                 ---------------------------
          Closing, Buyer will use its best efforts to cause the following life insurance policies (the "Seller Life Insurance") with the associated
                                   ---------------------
          cash values to be assigned over to the respective named insureds, G. Allan Bryant and Daniel M. Bryant:


          -----------------------------------------------------------------
           Policy Insured     Company         Policy Number    Face Value
          -----------------------------------------------------------------
           G. Allan Bryant    Mass Mutual       6638952        $2,000,000
          -----------------------------------------------------------------
                              Mass Mutual       5788220        $1,000,000
          -----------------------------------------------------------------
                              MONY             11327670        $1,000,000
          -----------------------------------------------------------------
                              MONY             11904137        $1,652,792
          -----------------------------------------------------------------
                              MONY             13018672        $  913,857
          -----------------------------------------------------------------
                              Northwestern      8169938        $1,000,000
                              Mutual Life
          -----------------------------------------------------------------

          -----------------------------------------------------------------
           Daniel M. Bryant   Mass Mutual       5788225        $1,000,000
          -----------------------------------------------------------------
                              MONY             11290275        $1,000,000
          -----------------------------------------------------------------
                              MONY             10701308        $1,000,000
          -----------------------------------------------------------------

          -----------------------------------------------------------------
                              MONY             11904136        $  650,000
          -----------------------------------------------------------------
                              MONY             11918630        $1,002,792
          -----------------------------------------------------------------
                              MONY             13018671        $1,656,216
          -----------------------------------------------------------------
                              Northwestern     8169902         $1,000,000
                              Mutual Life
          -----------------------------------------------------------------


          The parties understand and agree that the foregoing transfer of the Seller Life Insurance shall not reduce the Purchase Price; provided,
                                                                     --------
          however, the cash portion of the Purchase Price to be paid by Buyer at
          -------
          the Closing shall be reduced on a dollar-for-dollar basis by the amount of the cash surrender values of the Seller Life Insurance as of March _____, 2000 (such cash surrender values as of December 31, 1999 were $6,535,117). Such cash surrender values shall be determined after Closing and adjustments made pursuant to Section 2(e) on the Final Closing Date Report."

          The parties hereto understand and agree that the Company shall have no further obligations to pay any death benefits to G. Allan Bryant and Daniel M. Bryant as of the date of this Second Amendment, and the Company shall have no obligation to any Seller relating to continued coverage under any life insurance policy.

     2. The Agreement is amended by replacing Section 2(b) with the following, thereby causing Section 2(b) to read in its entirety:

          "2(b)  Consideration.  Subject to the adjustments set forth in Section
                 -------------
          2(e), Section 6(e) and 6(f) below, the Buyer agrees to pay and deliver to the Sellers at the Closing (i) One Hundred Thirty Million Dollars ($130,000,000) less Long Term Debt (the "Purchase Price") and (ii) the Coastal Communications Interests (collectively, the "Consideration"). The Purchase Price shall be paid (y) by the assignment of the Seller Life Insurance as set forth in Section 6(f), and (z) the balance by wire transfer or delivery of other immediately available funds. The Consideration shall be allocated among the Sellers in proportion to their respective holdings of the Company Shares as set forth in
          Section 4(b) of the Disclosure Schedule, and the Seller Life Insurance cash value shall be netted against amounts otherwise payable in an amount equal to the cash surrender value of the Seller Life Insurance assigned to each Seller, if any."

     3. Exhibit A to the Agreement is amended by inserting the following additional defined terms:

          "Seller Life Insurance" has the meaning set forth in Section 6(f).
          ----------------------

          "Seller Real Property " has the meaning set forth in Section 6(g).
          ----------------------

     4.   The Agreement is amended by inserting the following Section 6(g):

          "6(g)  Transfer of Real Estate. At or promptly following the Closing,
                 -----------------------
          the parties agree that the Sellers will cause the real property known as the Patriot's Trail property, which consists of approximately seven
          (7) acres in Hinesville, Georgia (the "Seller Real Property") to be sold to Buyer. The parties agree that CCI shall pay $3,640,000 for the Seller Real Property as follows: $1,255,000 at Closing, and $2,385,000 to be financed by G. Allan Bryant, Daniel M. Bryant and related and/or affiliated entities; such financing shall be amortized over thirty
          (30) years with a six (6) year balloon payment ($2,237,732.78), at a fixed eight percent (8%) annualized interest rate, with monthly payments beginning May 1, 2000 in the amount of $17,500. All other real property matters have been agreed to by the parties in interest."

     5.   The Agreement is amended by inserting the following Section 6(h):

          "6(h)  Dividend of Paging Licenses. Immediately prior to the Closing,
                 ---------------------------
          the parties agree that the Company will declare and pay a dividend to the Sellers consisting of (i) the Company's paging licenses (KNK 960 and KVM 320), and (ii) the assets and equipment related to such paging licenses. The parties further agree that at the Closing, they will enter into (i) a Management Agreement in substantially the form of Exhibit G attached hereto pursuant to which the Company will operate the paging licenses; and (ii) an Asset Purchase Agreement in substantially the form of Exhibit H attached hereto pursuant to which the Sellers will sell the paging licenses and the related assets and equipment to the Company upon the receipt of the required consent(s) from the FCC."

     6.   The Agreement is amended by inserting the following Section
          7(a)(xvix):

          "7(a)(xvix) The Company and Sellers shall have entered into a Management Agreement in substantially the form of Exhibit G attached hereto and an Asset Purchase Agreement in substantially the form of Exhibit H attached hereto."

     7.   The Agreement is amended by inserting the -following Section
          "7(b)(xii):


     "7(b)(xii) The Company and Sellers shall have entered into a Management Agreement in substantially the form of Exhibit G attached hereto and an Asset Purchase Agreement in substantially the form of Exhibit H attached hereto."

     8. The Agreement is amended by replacing all references to "Coastal Communications, LLC", and "CCL" with "Coastal Communications, Inc." and "CCI", respectively. Further, CCL shall have no liabilities or obligations under the Agreement.

     9. The Agreement is amended to reflect that the Disclosure Schedule has been agreed upon by the parties.

     10. Except as set forth in Section 6(h), the holders of the Series A Preferred Stock and the Series B Preferred Stock agree that no dividends shall accrue or be payable to the Sellers on or after January 1, 2000.

     11. The parties agree that the proper pension plan liability has been paid or accrued as of the date hereof

                     [The Next Page Is The Signature Page]

     IN WITNESS WHEREOF, the parties hereto have executed this Second Amendment to the Agreement on the date first written.


                                    BUYERS

                                    MADISON RIVER TELEPHONE
                                    TELEPHONE COMPANY, LLC

                                    By:      J. STEPHEN VANDERWOUDE
                                           --------------------------
                                    Name:    J. Stephen Vanderwoude
                                           --------------------------
                                    Title:    Manager
                                           --------------------------


                                    COASTAL COMMUNICATIONS, LLC

                                    By:      PAUL H. SUNU
                                           --------------------------
                                    Name:    Paul H. Sunu
                                           --------------------------
                                    Title:   Manager
                                           --------------------------


                                    COASTAL COMMUNICATIONS, INC.

                                    By:      PAUL H. SUNU
                                           --------------------------
                                    Name:    Paul H. Sunu
                                           --------------------------
                                    Title:   Chairman/CEO
                                           --------------------------


                                           SELLERS


                                            DANIEL M. BRYANT          (SEAL)
                                          ----------------------------
                                           Daniel M. Bryant


                                            G. ALLAN BRYANT           (SEAL)
                                          ----------------------------
                                           G. Allan Bryant


                                           THE MICHAEL E. BRYANT LIFE TRUST


                                      By:   G. ALLAN BRYANT
                                          ----------------------------------
                                           Co-Trustee for Michael E. Bryant

                                      By:      DANIEL M. BRYANT
                                          ----------------------------------
                                           Co-Trustee for Michael E. Bryant


                                      By:      THOMAS J. RATCLIFFE, JR
                                          -----------------------------------
                                           Co-Trustee for Michael E. Bryant


                                           COASTAL UTILITIES, INC.

                                           By:      JAMES M. JOHNSON
                                                  --------------------------
                                           Name:    James M. Johnson
                                                  --------------------------
                                           Title:   Acting Chairman
                                                  --------------------------